iShares®

iShares Trust

Supplement dated September 30, 2009

to the Prospectus, dated July 1, 2009, for the

iShares iBoxx $ Investment Grade Corporate Bond Fund

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Effective September 30, 2009, the following information replaces similar information under the heading “Principal Investment Strategies” on page 2 of the Prospectus:

The Underlying Index is a rules-based index consisting of liquid, U.S. dollar-denominated, investment grade corporate bonds for sale in the United States, as determined by the Index Provider. The Underlying Index is designed to provide a broad representation of the U.S. dollar-denominated liquid investment grade corporate bond market. The Underlying Index is a modified market-value weighted index. There is no limit to the number of issues in the Underlying Index, but as of September 30, 2009 the Underlying Index tracked approximately 600 constituents. The methodology changes took effect at the Underlying Index’s September 30, 2009 rebalancing, and weighting adjustments are expected to be completed over a three-month period.

The Underlying Index is a subset of the iBoxx USD Corporate Bond Index, an index of over 2,000 investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated, SEC-registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch Rating Services, Inc., Moody’s® Investors Services or Standard & Poor’s® Rating Services, a division of The McGraw-Hill Companies, Inc.; (iii) are from issuers with at least $3 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-LQD-S1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated September 30, 2009

to the Statement of Additional Information, dated July 1, 2009 (as revised August 14, 2009) (the “SAI”), for the

iShares Barclays, iBoxx, JPMorgan, S&P/Citigroup and S&P Bond Series

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective September 30, 2009, the following information replaces similar information under the heading iBoxx® $ Liquid Investment Grade Index on page 57 of the SAI:

NUMBER OF COMPONENTS: APPROXIMATELY 600

Index Description. The iBoxx® $ Liquid Investment Grade Index measures the performance of 600 highly liquid investment grade corporate bonds. The iBoxx® $ Liquid Investment Grade Index is a rules-based index consisting of highly liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market. The methodology changes began at the Underlying Index’s September 30, 2009 rebalancing, and weighting adjustments are expected to be completed over the next three-month period. Below are descriptions of both the former methodology and the new methodology, which is expected to be fully reflected in the Underlying Index when the transition on complete.

Former Index Methodology. The iBoxx® $ Liquid Investment Grade Index is a subset of the Markit iBoxx USD Index, an index of over 1000 investment grade bonds. Bonds in the iBoxx® $ Liquid Investment Grade Index are selected from the universe of eligible bonds in the Markit iBoxx USD Index using defined rules. Currently, the bonds eligible for inclusion in the iBoxx® $ Liquid Investment Grade Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Moody’s, or S & P; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

Former Component Selection Criteria. Eligible bonds are chosen using an approach that attempts to match the proportional weighting of the maturity ranges and industry sectors of the iBoxx® $ Liquid Investment Grade Index to those of the broader Markit iBoxx USD Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the iBoxx® $ Liquid Investment Grade Index to maturity ranges and characteristics of the Markit iBoxx USD Index. The iBoxx® $ Liquid Investment Grade Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Underlying Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer per maturity range may be included in the iBoxx® $ Liquid Investment Grade Index. The iBoxx® $ Liquid Investment Grade Index is updated monthly on the last business day of each month.

New Index Methodology. The iBoxx® $ Liquid Investment Grade Index is a subset of the iBoxx USD Corporate Bond Index, an index of over 2,000 investment grade bonds. Bonds in the iBoxx® $ Liquid Investment Grade Index are selected from the universe of eligible bonds in the iBoxx USD Corporate Bond Index using defined rules. Currently, the bonds eligible for inclusion in the iBoxx® $ Liquid Investment Grade Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Moody’s, or S & P; (iii) are from issuers with at least $3 billion outstanding face value; (iv) have at least $750 million of outstanding face value; and (v) have at least three years to maturity.

New Component Selection Criteria. Eligible bonds are chosen by applying the eligibility rules listed above. The iBoxx® $ Liquid Investment Grade is a modified market value weighted index with a cap on each issuer at 3%. The number of bonds in the iBoxx® $ Liquid Investment Grade Index may change, but as of September 30, 2009 the index tracked approximately 600 constituents. There is no constraint on the number of index constituents. There is no maximum number of bond issues per issuer eligible, but to avoid an over-concentration in any single-issuer, the methodology caps single issuer exposure to no more than 3% of the index weight, calculated on the last business day of each month. The minimum total amount outstanding per issuer is $3 billion. The iBoxx® $ Liquid Investment Grade Index is updated monthly on the last business day of each month.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-SAI-02-SUP5

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE